                                                                       Exhibit A

                    AGREEMENT REGARDING FILING SCHEDULE 13D

     Each of the undersigned hereby agrees that the Schedule 13D to which this agreement is filed as an exhibit be filed with the Securities and Exchange Commission on behalf of the parties hereto, and hereby represents to each of the other parties hereto that he or it is eligible to use Schedule 13D. Each of the undersigned agrees that he or it is responsible for the timely filing of
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning himself or itself contained therein, and that none of the parties hereto are responsible for the completeness or accuracy of the information concerning the other parties, unless he or it knows or has reason to believe that the information concerning the other parties is inaccurate.



October 11, 2000                   /s/ EDWARD W. ROSE III
                                   ---------------------------------------------
                                   Edward W. Rose III


October 11, 2000                   CARDINAL INVESTMENT COMPANY, INC.


                                   By:    /s/ DEBBIE CRADY
                                          --------------------------------------
                                   Name:  Debbie Crady
                                          --------------------------------------
                                   Title: Chief Financial Officer
                                          --------------------------------------


October 11, 2000                   CARDINAL PARTNERS, L.P.

                                   By:  Cardinal Investment Company, Inc., its
                                        General Partner

                                        By: /s/ EDWARD W. ROSE III
                                            ------------------------------------
                                            Edward W. Rose III, President


October 11, 2000                   CARDINAL PARTNERS 2000, L.P.

                                   By:  Cardinal Investment Company, Inc., its
                                        General Partner

                                        By: /s/ EDWARD W. ROSE III
                                            ------------------------------------
                                            Edward W. Rose III, President

October 11, 2000                   CARDINAL INVESTMENT COMPANY, INC.
                                   POOLED INVESTMENT TRUST
                                   [AS AMENDED AND RESTATED
                                   AS OF JANUARY 1, 1989]

                                   By:  /s/ EDWARD W. ROSE III
                                        ----------------------------------------
                                        Edward W. Rose III, Trustee


October 11, 2000                   KMT PARTNERS, L.P.

                                   By:  Kennerly Partners, L.P., its General
                                        Partner

                                        By:  Kennerly Management, L.P., its
                                             General Partner

                                             By:  Kennerly Capital, L.L.C., its
                                                  General Partner


                                                  By:  /s/ SHANNON J. COLLINS
                                                       -------------------------
                                                       Shannon J. Collins,
                                                        Manager